Supplement Dated December 1, 1997
                   to the Prospectus for Templeton Variable Annuity Fund
                                dated May 1, 1997


On October 18, 1997, the Board of Trustees of Templeton Variable Annuity Fund (the "Variable Annuity Fund") approved an Agreement and Plan of Reorganization ("Merger Plan"), subject to approval of the shareholders of the Variable Annuity Fund at a meeting to be held for such purpose. The Merger Plan provides for the acquisition of substantially all of the assets of the Variable Annuity Fund by, and in exchange for shares of, the Templeton Stock Fund (the "Stock Fund"), a series of Templeton Variable Products Series Fund ("TVPSF"). Following this exchange, the Templeton Funds Annuity Company ("TFAC") separate accounts will receive Stock Fund Class 1 shares having an aggregate net asset value equal to the aggregate net asset value of all shares of the Variable Annuity Fund. Stock Fund Class 1 shares will then be used by TFAC in place of Variable Annuity Fund shares to fund the benefits and annuity income payments to owners of the variable annuity contracts issued by TFAC("Contract Owners"). TFAC has advised the Variable Annuity Fund Board that the Merger Plan will not affect contract rights, except that variable payments will depend on the performance of the Stock Fund Class 1 instead of Variable Annuity Fund.

Both the Stock Fund and the Variable Annuity Fund (the "Funds") are managed by Templeton Investment Counsel, Inc. The Funds also share the same investment objective, namely long-term growth of capital, and they have nearly the same investment policies and strategies. The Funds invest primarily in stocks of companies of any nation around the world. Stock Fund Class 1 shares and Variable Annuity Fund shares are both sold only to insurance companies, for use in variable insurance products, at net asset value with no sales charges or Rule 12b-1 distribution fees.

As of the November 28, 1997 Record Date, TFAC, on behalf of the separate accounts was the sole shareholder of record of the Variable Annuity Fund. TFAC will vote shares of the Fund held by it in accordance with voting instructions received from Contract Owners for whose accounts the shares are held. Subject to shareholder vote, the merger is anticipated to be completed on April 30, 1998.

For more information or a copy of the Proxy Statement please call 1 (800) 774-5001.